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                                  Exhibit 10.3

                  EXECUTIVE OFFICERS WITH EMPLOYMENT AGREEMENTS

                             DATED DECEMBER 7, 2001.

                               Michael K. Bresson

                                Jeffrey C. Leathe

                               Gary J. Marmontello

                               Verner B. Andersen

                                   Peter Scheu